EXHIBIT 3.23

STATE OF NEVADA
ROSS MILLER Secretary of State		SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
Office of The
SECRETARY OF STATE
Certified Copy
June 15, 2007
Job Number:                 C20070615-0225
Reference Number:     00001393445-99
Expedite:
Through Date:
The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060305793-85	Articles of Organization	1 Pages/1 Copies

Respectfully, ROSS MILLER Secretary of State
By	Certification Clerk
Commercial Recording Division
202N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles Of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of	Document Number
Dean Heller	20060305793-85
Secretary of State	Filing Date and Time: 05/15/2006 11:02 AM
State of Nevada	Entity Number: E0360792006-8

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company
MODELING SOLUTIONS LLC
Check box if a Series Limited-Liability Company ☐

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
Name: PARACORP Incorporated
Physical Street Address: 318 NORTH CARSON STREET #208 — City: CARSON CITY — NEVADA — Zip Code: 89701
Additional Mailing Address: — City: — State: — Zip Code:

3. Dissolution Date: (OPTIONAL-see instructions)
Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management: (check one)
Company shall be managed by ☐ Manager(s) OR ☒ Members

5. Names Addresses, of Manager(s) or Members: (attach additional pages as necessary)
Name: 6611603 BC LTD.
Address: 8211 SEA ISLAND WAY, SUITE 230 — City: RICHMOND — State: B.C. — Zip Code: V6X 2W3
Name:
Address: — City: — State: — Zip Code:
Name:
Address: — City: — State: — Zip Code:

6. Names, Addresses and Signatures of Organizers (if more than one organizer attach additional page)
Name: RICHARD A. LYONS — Signature: [signature]
Address: 1111 BROADWAY, 24TH FLOOR — City: OAKLAND — State: CA — Zip Code: 94607-4036

7. Certificate of Acceptance of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named limited-liability company.
Authorized Signature of R.A. or On Behalf of R.A. Company: [signature] — Date: 5/15/06

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC ARTS 2005
Revised on 12/19/05

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